BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Class R Shares

Supplement dated November 14, 2016

to the Summary Prospectus dated October 1, 2016

Effective immediately, the following changes are made to the Fund’s Summary Prospectus.

Footnote 2 to the Fund’s fee table relating to a management fee waiver in the section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Managed Income Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[2]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 42, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SPRO-MIF-R-1116SUP